2016 4th Quarter Investor Deck February 27, 2017 Exhibit 99.1

Forward-Looking Statements; Non-GAAP Financial Measures The following information is current as of December 31, 2016 (unless otherwise noted) and should be read in connection with Navient Corporation’s (Navient) Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”), filed by Navient with the Securities and Exchange Commission (the “SEC”) on February 24, 2017 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in our 2016 Form 10-K. This presentation contains “forward-looking” statements and other information that is based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about our beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” or “target.” Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.  For us, these factors include, among others, the risks and uncertainties associated with: • increases in financing costs; • the availability of financing or limits on liquidity resulting from disruptions in the capital markets or other factors; • unanticipated increases in costs associated with compliance with federal, state or local laws and regulations; • changes in the marketplaces in which we compete (including changes in demand or changes resulting from new laws and regulations); • changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations; • adverse outcomes in any significant litigation to which we are a party; • credit risk associated with our exposure to third parties, including counterparties to hedging or other derivative transactions; and • changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: • unanticipated deferrals in our FFELP securitization trusts that would delay repayment of the bonds beyond their legal final maturity date; • reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America; • failures of our operating systems or infrastructure, or those of third-party vendors; • risks related to cybersecurity including the potential disruption of our systems or potential disclosure of confidential customer information; • damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors; • failures to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business; • delays or errors in converting portfolio acquisitions to our servicing platform; • changes in law and regulations including but not limited to changes with respect to the student lending or servicing business and financial institutions generally, securitizations or derivatives; • increased competition from banks and other consumer lenders; • the creditworthiness of our customers; • changes in the general interest rate environment, including the relationship between the relevant money-market index rate and the rate at which our assets are priced; • our ability to successfully effectuate any acquisitions and other strategic initiatives; • changes in the demand for asset management and business processing services; • changes in general economic conditions; and • the other factors that are described in the “Risk Factors” section of the 2016 Form 10-K and in our other reports filed with the SEC. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this presentation are qualified by these cautionary statements and are made only as of the date of this presentation. We do not undertake any obligation to update or revise these forward-looking statements except as required by law. Navient reports financial results on a GAAP basis and also provides certain non-GAAP “core earnings“ performance measures. When compared to GAAP results, “core earnings” exclude the impact of: (1) the financial results of the consumer banking business for historical periods prior to the April 30, 2014 spin-off of Navient from SLM Corporation as well as related restructuring and reorganization expenses incurred in connection with the spin-off, including the restructuring initiated in the second quarter of 2015; (2) unrealized, mark-to-market gains/losses on derivatives; and (3) goodwill and acquired intangible asset amortization and impairment. Navient provides core earnings measures because this is what management uses when making management decisions regarding Navient’s performance and the allocation of corporate resources. Navient core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see “Core Earnings — Definition and Limitations” in Navient’s fourth quarter earnings release for a further discussion and a complete reconciliation between GAAP net income and core earnings.

Navient provides asset management and business processing services to education, healthcare, and government clients at the federal, state, and local levels. We help our clients and millions of Americans achieve financial success through our services and support. $111 billion education loan portfolio, of which 79% is insured or guaranteed Servicing more than $300 billion in student loans, the company supports the educational and economic achievements of more than 12 million Americans Asset recovery and business processing platform provide services for over 1,000 public and private sector clients

Operating Results “Core Earnings” Basis (In millions, except per share amounts) Q4 16 Q4 151 2016 20151 Adjusted Core EPS before regulatory-related costs and reserve for legal contingencies $0.47 $0.48 $1.89 $1.82 Regulatory-related costs ($0.00) ($0.01) ($0.04) ($0.03) Reserve for legal contingencies ($0.04) - ($0.03) - Reported Core EPS $0.43 $0.47 $1.82 $1.79 Average common stock equivalent 300 361 322 382 Operating expenses before regulatory-related costs and reserve for legal contingencies $226 $228 $917 $899 Regulatory-related costs $3 $7 $17 $19 Reserve for legal contingencies $17 - $17 - Operating expenses $246 $235 $951 $918 Provision for loan losses $102 $120 $429 $581 Average total education loans $113,151 $125,023 $117,858 $129,224 1 See “Correction of an Immaterial Error in Prior Periods Related to FFELP Loan Provision for Loan Losses” on page 70 of this presentation for further discussion

Largest holder of Private Education loans with over $23 billion outstanding Average recent FICO score of 720 95% of loans in repayment status having made more than 12 payments Annualized charge-off rate of 2.2% Charge-offs declined 22% or $146 million from the prior year Predicted to generate nearly $16 billion of cash flow over the next 20 years Largest holder of FFELP loans with over $87 billion outstanding Portfolio is government guaranteed at 97-100% Greater than 90-day delinquency rate declined by 23% from the prior year Predicted to generate $13 billion of cash flow over the next 20 years High Quality, Well Seasoned Education Loan Portfolio FFELP Portfolio Private Education Loan Portfolio

($ In millions) Q4 16 Q4 15 2016 2015 Net income $68 $71 $272 $308 Average FFELP Loans $88,914 $97,472 $92,497 $100,421 Net interest margin 0.89%1 0.84% 0.85%1 0.84% Provision for loan losses $13 $12 $43 $46 Charge-offs $12 $18 $54 $61 Annualized charge-off rate 0.07% 0.10% 0.07% 0.08% Total delinquency rate 12.2% 15.2% 12.2% 15.2% Greater than 90-day delinquency rate 6.3% 8.2% 6.3% 8.2% Forbearance rate 12.9% 15.3% 12.9% 15.3% FFELP Loans Segment “Core Earnings” Basis 1 The net interest margin for the fourth-quarter 2016 and full-year 2016 reflects the revised prepayment rates that resulted from a correction to our policy regarding the application of the interest method. This correction was previously disclosed in the third -quarter 2016 Form 10-Q. As a result of this correction, the Private Education Loan discount balance increased by $9 million (resulting in a $9 million reduction to net interest income and a 0.14 percent reduction to fourth-quarter 2016 Private Education Loan net interest margin) and the FFELP Loan premium balance increased by $7 million (resulting in a $7 million increase to net interest income and a 0.03 percent increase to fourth-quarter 2016 FFELP Loan net interest margin). The net impact of this correction was a decrease of $2 million to net interest income

FFELP Loans Segment Credit Quality “Core Earnings” Basis (1) Loans for customers who may still be attending school or engaging in other permitted educational activities and are not yet required to make payments on their loans, e.g., residency periods for medical students or a grace period for bar exam preparation, as well as loans for customers who have requested and qualify for other permitted program deferments such as military, unemployment, or economic hardships. (2) Loans for customers who have used their allowable deferment time or do not qualify for deferment, that need additional time to obtain employment or who have temporarily ceased making full payments due to hardship or other factors. (3) The period of delinquency is based on the number of days scheduled payments are contractually past due. ($'s in millions) FFELP Education Loan Portfolio December 31, 2016 December 31, 2015 Balance % Balance % Loans in-school/grace/deferment (1) $5,871 $8,257 Loans in forbearance (2) 10,490 13,298 Loans in repayment and percentage of each status Loans current 61,977 87.8% 62,651 84.8% Loans delinquent 31-60 days (3) 2,820 4.0% 3,285 4.5% Loans delinquent 61-90 days (3) 1,325 1.9% 1,856 2.5% Loans delinqent greater than 90 days (3) 4,435 6.3% 6,046 8.2% Total FFELP Loans in repayment 70,557 100% 73,838 100% Total FFELP Loans, gross $86,918 $95,393 Percentage of FFELP Loans in repayment 81.2% 77.4% Delinquencies as a percentage of FFELP Loans in repayment 12.2% 15.2% Loans in forbearance as a percentage of loans in repayment and forbearance 12.9% 15.3%

Private Education Loans Segment “Core Earnings” Basis ($ In millions) Q4 16 Q4 15 2016 2015 Net income $41 $56 $219 $233 Average Private Education Loans $24,237 $27,551 $25,361 $28,803 Net interest margin 3.08%1 3.61% 3.41%1 3.67% Provision for loan losses $87 $110 $383 $538 Charge-offs2 $130 $141 $513 $659 Annualized charge-off rate2 2.3% 2.3% 2.2% 2.6% Total delinquency rate 7.4% 7.2% 7.4% 7.2% Greater than 90-day delinquency rate 3.6% 3.4% 3.6% 3.4% Forbearance rate 3.4% 3.8% 3.4% 3.8% 1 The net interest margin for the fourth-quarter 2016 and full-year 2016 reflects the revised prepayment rates that resulted from a correction to our policy regarding the application of the interest method. This correction was previously disclosed in the third -quarter 2016 Form 10-Q. As a result of this correction, the Private Education Loan discount balance increased by $9 million (resulting in a $9 million reduction to net interest income and a 0.14 percent reduction to fourth-quarter 2016 Private Education Loan net interest margin) and the FFELP Loan premium balance increased by $7 million (resulting in a $7 million increase to net interest income and a 0.03 percent increase to fourth-quarter 2016 FFELP Loan net interest margin). The net impact of this correction was a decrease of $2 million to net interest income. 2 In 2015, the portion of the loan amount charged off at default increased from 73 percent to 79 percent. This did not impact the provision for loan losses as previously this had been reserved through the allowance for loan losses. This change resulted in a $330 million reduction to the balance of the receivable for partially charged-off loans.  This $330 million is not included in the 2015 charge-offs of $659 million in the table above.

Private Education Loans Segment Credit Quality “Core Earnings” Basis (1) Deferment includes customers who have returned to school or are engaged in other permitted educational activities and are not yet required to make payments on their loans, e.g., residency periods for medical students or a grace period for bar exam preparation. (2) Loans for customers who have requested extension of grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors, consistent with established loan program servicing policies and procedures. (3) The period of delinquency is based on the number of days scheduled payments are contractually past due. ($'s in millions) Private Education Loan Portfolio December 31, 2016 December 31, 2015 Balance % Balance % Loans in-school/grace/deferment (1) $1,393 $2,040 Loans in forbearance (2) 790 973 Loans in repayment and percentage of each status Loans current 20,506 92.6% 22,731 92.8% Loans delinquent 31-60 days (3) 522 2.4% 577 2.4% Loans delinquent 61-90 days (3) 321 1.4% 348 1.4% Loans delinqent greater than 90 days (3) 801 3.6% 846 3.4% Total Private Education Loans in repayment 22,150 100% 24,502 100% Total Private Education Loans, gross $24,333 $27,515 Percentage of Private Education Loans in repayment 91.0% 89.0% Delinquencies as a percentage of Private Education Loans in repayment 7.4% 7.2% Loans in forbearance as a percentage of loans in repayment and forbearance 3.4% 3.8%

715 718 721 723 725 635 641 647 654 660 707 712 715 718 720 550 600 650 700 750 2012 2013 2014 2015 2016 WAV Recent Winning FICO Traditional Non-Traditional Total Private Education Loans “Core Earnings” Basis Private Education Loan Charge-Off Rate by Segment Private Education Loan Total Delinquencies by Segment Private Education Loan Recent FICO Score by Segment * In 2015, the portion of private education loan amounts charged off at default was increased from 73 percent to 79 percent. This change resulted in a $330 million reduction to the balance of the receivable for partially charged-off loans and is not included in the $146 million reduction in year-over-year charge-offs.

Private Education Loans Segment Default Performance Private Education Loan Historical Defaults by Payments Made Private Education Loans Outstanding by Payments Made The average number of payments made on loans in the Private Education Loan Portfolio is 63 The probability of default substantially diminishes as the number of payments made increases As of December 31, 2016, 65% of the portfolio has made more than 48 payments compared with 43% two years ago

Private Education Loan Seasoning – “Core Earnings” Basis Quarter Ending December 31, 2016                                     Traditional Portfolio                                         Monthly Scheduled Payments Received Loan Status 0-12 payments   13-24 payments   25-36 payments   37-48 payments   More than 48 payments   Total           Not Yet in Repayment                                 1,271   Loans in Forbearance   205 17.1%   85 7.5%   84 5.0%   88 3.6%   238 1.6%   700 3.3% Loans in Repayment- Current   799 66.6%   875 77.9%   1,412 83.1%   2,162 87.6%   13,772 94.3%   19,020 90.2% Loans in Repayment- Delinq 31-60 days   52 4.3%   46 4.1%   57 3.4%   70 2.8%   219 1.5%   444 2.1% Loans in Repayment- Delinq 61-90 days   37 3.1%   30 2.7%   40 2.4%   42 1.7%   120 0.8%   269 1.3% Loans in Repayment- Delinq 90 + days   106 8.9%   87 7.7%   106 6.2%   107 4.3%   257 1.8%   663 3.1%                                       Total Loans in Repayment or Forbearance $ 1,199 100%   $ 1,123 100%   $ 1,699 100%   $ 2,469 100%   $ 14,606 100%   $ 21,096 100% Charge-offs as a % of loans in repayment   11.1%     5.2%     3.6%     2.2%     0.9%     2.0%                                                                               Non Traditional Portfolio                                         Monthly Scheduled Payments Received Loan Status 0-12 payments   13-24 payments   25-36 payments   37-48 payments   More than 48 payments   Total           Not Yet in Repayment                                 122   Loans in Forbearance   34 24.5%   13 8.8%   11 5.4%   11 4.4%   21 2.0%   90 4.9% Loans in Repayment- Current   61 43.6%   98 66.3%   153 73.2%   201 79.0%   973 89.1%   1,486 80.6% Loans in Repayment- Delinq 31-60 days   13 8.9%   10 6.5%   12 5.6%   11 4.3%   32 3.0%   78 4.2% Loans in Repayment- Delinq 61-90 days   8 5.6%   7 5.0%   8 3.9%   9 3.4%   20 1.8%   52 2.8% Loans in Repayment- Delinq 90 + days   25 17.4%   20 13.4%   25 11.9%   22 8.5%   46 4.2%   138 7.5%                                       Total Loans in Repayment or Forbearance $ 141 100%   $ 148 100%   $ 209 100%   $ 254 100%   $ 1,092 100%   $ 1,844 100% Charge-offs as a % of loans in repayment   25.3%     9.7%     7.8%     5.0%     2.3%     5.4%                                                                                                                                                                                                 Total                                         Monthly Scheduled Payments Received Loan Status 0-12 payments   13-24 payments   25-36 payments   37-48 payments   More than 48 payments   Total           Not Yet in Repayment                                 1,393   Loans in Forbearance   239 17.8%   98 7.7%   95 5.0%   99 3.6%   259 1.6%   790 3.4% Loans in Repayment- Current   860 64.2%   973 76.5%   1,565 82.0%   2,363 86.8%   14,745 93.9%   20,506 89.4% Loans in Repayment- Delinq 31-60 days   65 4.9%   56 4.4%   69 3.6%   81 3.0%   251 1.6%   522 2.3% Loans in Repayment- Delinq 61-90 days   45 3.4%   37 2.9%   48 2.5%   51 1.9%   140 0.9%   321 1.4% Loans in Repayment- Delinq 90 + days   131 9.8%   107 8.4%   131 6.8%   129 4.7%   303 1.9%   801 3.5%                                       Total Loans in Repayment or Forbearance $ 1,340 100%   $ 1,271 100%   $ 1,908 100%   $ 2,723 100%   $ 15,698 100%   $ 22,940 100% Charge-offs as a % of loans in repayment   12.6%     5.7%     4.1%     2.5%     1.0%     2.3%

Private Education Loan Seasoning – “Core Earnings” Basis Quarter Ending December 31, 2015                                     Traditional Portfolio                                         Monthly Scheduled Payments Received Loan Status 0-12 payments   13-24 payments   25-36 payments   37-48 payments   More than 48 payments   Total           Not Yet in Repayment                                 1,859   Loans in Forbearance   292 18.8%   118 6.7%   122 4.5%   109 3.1%   222 1.6%   863 3.7% Loans in Repayment- Current   980 63.0%   1,423 81.0%   2,320 86.2%   3,164 90.6%   13,198 94.8%   21,085 90.0% Loans in Repayment- Delinq 31-60 days   79 5.1%   63 3.6%   77 2.9%   76 2.2%   196 1.4%   491 2.1% Loans in Repayment- Delinq 61-90 days   54 3.5%   42 2.4%   45 1.7%   43 1.2%   108 0.8%   292 1.2% Loans in Repayment- Delinq 90 + days   149 9.6%   111 6.3%   126 4.7%   102 2.9%   202 1.5%   690 2.9%                                       Total Loans in Repayment or Forbearance $ 1,554 100%   $ 1,757 100%   $ 2,690 100%   $ 3,494 100%   $ 13,926 100%   $ 23,422 100% Charge-offs as a % of loans in repayment   10.3%     4.1%     2.4%     1.4%     0.8%     1.9%                                                                               Non-Traditional Portfolio                                         Monthly Scheduled Payments Received Loan Status 0-12 payments   13-24 payments   25-36 payments   37-48 payments   More than 48 payments   Total           Not Yet in Repayment                                 181   Loans in Forbearance   49 22.0%   16 7.4%   14 4.8%   10 3.6%   21 2.0%   110 5.4% Loans in Repayment- Current   108 48.4%   153 69.5%   223 76.3%   243 82.9%   919 89.5%   1,646 80.1% Loans in Repayment- Delinq 31-60 days   18 7.9%   13 5.7%   15 5.2%   11 3.9%   29 2.8%   86 4.2% Loans in Repayment- Delinq 61-90 days   10 4.6%   10 4.5%   11 3.6%   8 2.7%   17 1.7%   56 2.7% Loans in Repayment- Delinq 90 + days   37 16.6%   28 12.9%   29 10.1%   21 7.3%   41 4.0%   156 7.6%                                       Total Loans in Repayment or Forbearance $ 222 100%   $ 220 100%   $ 292 100%   $ 293 100%   $ 1,027 100%   $ 2,054 100% Charge-offs as a % of loans in repayment   21.8%     11.6%     7.6%     4.2%     2.2%     6.1%                                                                                                                                                                                                 Total                                         Monthly Scheduled Payments Received Loan Status 0-12 payments   13-24 payments   25-36 payments   37-48 payments   More than 48 payments   Total           Not Yet in Repayment                                 2,040   Loans in Forbearance   341 19.2%   134 6.8%   136 4.6%   119 3.1%   243 1.6%   973 3.8% Loans in Repayment- Current   1,088 61.3%   1,576 79.7%   2,543 85.3%   3,407 90.0%   14,117 94.4%   22,731 89.2% Loans in Repayment- Delinq 31-60 days   97 5.4%   76 3.8%   92 3.1%   87 2.3%   225 1.5%   577 2.3% Loans in Repayment- Delinq 61-90 days   64 3.6%   52 2.6%   56 1.9%   51 1.4%   125 0.8%   348 1.4% Loans in Repayment- Delinq 90 + days   186 10.5%   139 7.0%   155 5.2%   123 3.2%   243 1.6%   846 3.3%                                       Total Loans in Repayment or Forbearance $ 1,776 100%   $ 1,977 100%   $ 2,982 100%   $ 3,787 100%   $ 14,953 100%   $ 25,475 100% Charge-offs as a % of loans in repayment   12.0%     5.0%     3.0%     1.7%     0.9%     2.3%

Business Services Segment “Core Earnings” Basis (In Millions) Q4 16 Q4 15 2016 2015 Net income $71 $81 $308 $338 Number of accounts serviced for Department of Education 6.2 6.3 6.2 6.3 Total federal loans serviced (in billions) $293 $288 $293 $288 Contingent collections receivables inventory (in billions): Education loan inventory $9.9 $10.3 $9.9 $10.3 Other inventory $10.1 $9.9 $10.1 $9.9 Total contingent collections receivables inventory (in billions) $20.0 $20.2 $20.0 $20.2

Business Processing Solutions Well-positioned to expand to additional clients and asset types Strong business franchise Capacity to process large volume of transactions and manage complex administrative requirements Robust compliance-driven culture driven by a “customer first” approach Industry leading scale and performance Flexible, leading-edge capabilities Diverse portfolio of customers and services Federal contracts State and municipal contracts Healthcare revenue cycle management Toll road authorities Business Services Revenue1 1 Excludes intercompany servicing revenue $595 $625

Business Services Segment Federal Loan Servicing

Higher Education Industry

In Its Role As Student Loan Servicer, Navient Helps Borrowers Successfully Repay Their Loans

The Majority Of Student Loan Balances Are Less Than $20,000 College Board, "Distribution Of Borrowers By Amount Of Outstanding Education Debt, 2015,," Trends In Student Aid 2016, 10/26/16 Distribution Of Borrowers By Average Balance, 2015

On An Individual Basis, Student Debt Is More Reasonable Than May Be Evident Source: College Board: Trends in Student Aid 2016, "Cumulative Debt: Bachelor’s Degree Recipients"; National Center for Education Statistics, "Degrees/certificates conferred by postsecondary institutions, by control of institution and level of degree: 1969-70 through 2012-13" Average debt of four-year bachelor's degree recipients (2015 USD) Monthly payments over time The average debt of bachelor's degree holders is now around $28,000 in real terms… …This translates to an increase in monthly payments of about $60 compared to 1999-00 graduates. $22,700 Thousands (2015 Dollars) $,100 $ $ 2015 Dollars

The Borrowers Who Struggle The Most Are Often Non-Completers With Low Levels Of Debt Source: President's Council of Economic Advisors, "Investing In Higher Education: Benefits, Challenges, And The State Of Student Debt," July 2016 Note: Years are fiscal years. Loan size is based on balance of loan when entering repayment. Borrowers in default by attainment Borrowers who do not complete a degree default at a rate almost three times higher than borrowers who earned a degree … … As a result, borrowers who run into trouble repaying usually have below-average amounts of debt. 3-year default rate by loan size, 2011 repayment cohort (Parentheses contain share of all defaults) Percent (%) 2.8X Completed degree (35%) (31%) (18%) (11%) (4%) Percent (%) >$40,000

Source: Federal Reserve Bank Of New York, "The Labor Market for Recent College Graduates: Wages," last updated January 11, 2017. Notes: Annual wages are expressed in constant 2016 dollars. Recent college graduates are those aged 22 to 27 with a bachelor's degree only; high school graduates are those aged 22 to 27 with a high school diploma only. Figures are for full-time workers and exclude those currently enrolled in school.   Recent College Graduates Have Seen Wages Increase Since The Great Recession Dollars, $ (2016) Median wages for recent graduates by degree type Median wages for recent college graduates have continued to rise since the Great Recession, increasing more than 5.9 percent since 2008. Since 2012, recent college graduates have seen median wages rise even more quickly, by 8.5 percent. Median wages for workers with only a high school diploma have fallen 6.5 percent over that same time period.

Class Of 2015 Student Loan Delinquency Rates Approximately 3 Times Lower Than Class Of 2010 January 2010 To June 2016 Federal loan delinquency rates six months after end of grace period and unemployment for bachelor's degree holders Delinquency Rate (%) Unemployment Rate (%) Unemployment Source: Navient data and US. Bureau of Labor Statistics, Unemployment Rate - College Graduates - Bachelor's Degree, 25 to 34 years [CGBD2534], retrieved from FRED, Federal Reserve Bank of St. Louis. Class of 2015 data includes borrowers who entered repayment in November and December 2015. Excludes consolidation loans which have lower delinquency rates. Class Of 2015

Navient’s Default Prevention Expertise Was A Key Factor In The Decline Of The National Default Rate 2013 three-year cohort default rate The cohort default rate (CDR) measures the percent of borrowers who defaulted on a student loan within three years of entering repayment. In 2016, the Department of Education announced the 2013 three-year CDR fell from 11.8 percent to 11.3 percent. The three-year CDR for Navient-serviced customers was 8.4 percent, 31 percent lower than the national rate excluding Navient-serviced borrowers. Navient serviced 22 percent of all federal borrowers entering repayment in the 2013 cohort period, meaning Navient’s performance had a significant impact on the overall cohort default rate. Source: "Official Cohort Default Rates for Schools,” Federal Student Aid, 9/28/16; Navient data The 2013 Cohort Default Rate analyzes data from the group of borrowers who entered repayment between Oct. 1, 2012, and Sept. 30, 2013, and who defaulted in a three-year window by fall of 2015. To isolate the difference in defaults between Navient borrowers and others, the difference is calculated by removing Navient’s market share from the overall national cohort default rate. 8.4% Navient's CDR is 31 percent lower than all others 11.3% All borrowers (%)

The Benefits Of Obtaining A College Degree Outweigh The Costs By A Wide Margin Source: Sandy Baum, Jennifer Ma, and Kathleen Payea, “Education Pays 2013,” College Board, 2013; Guillaume Vandenbroucke, “Lifetime Benefits of an Education Have Never Been So High,” St. Louis Fed, July 2015; Anthony Carnevale, Tamara Jayasundera, Artem Gulish, Analysis Of Current Population Survey Data, America’s Divided Recovery, Georgetown University Center On Education And The Workforce, June 2016 Cumulative earnings net of college repayment costs Cumulative earnings (2011 USD) Age A college degree pays for itself by age 35 "Combined, the workers with a Bachelor’s degree or higher have accounted for 73 percent (8.4 million) of the 11.6 million jobs gained in the recovery.“ – Georgetown University Researchers, 2016 "The lifetime financial benefits of an education have never been so high.“ – Guillaume Vandenbrouckemes, Federal Reserve Bank of St. Louis, 2015

Young Adults That Complete A College Degree Score Higher On Financial Health, Including Employment & Incomes College degree (associate or higher) No college degree $ Dollars ($) $ $ $ $ Financial health self-assessment Financial health index score Median personal income Employed part time Employed full time Employment status Percent (%) Percent (%) When young adults were asked to rate themselves on their current financial health, their average self-assessment increased to 6.5 on a scale of 1-10, compared to 6.2 in 2015. Source: “Money Under 35”, Ipsos and Navient, October 2016

Young adults between 28 and 30 years old, who were likely to have attended college during the Great Recession, borrowed more often (63 percent). At the same time, 22–24 year-olds – who were more likely to have attended college during the economic upturn that followed the recession and are likely to have fewer years of college attendance – borrowed less often (56 percent). Overall, 4 In 10 Did Not Borrow For Their Education & 2 In 10 Borrowed & Finished Paying Their Student Loans College borrowing status College borrowing status by age Borrowed, still have debt Did not borrow Borrowed, paid off Source: “Money Under 35”, Ipsos and Navient, October 2016

Program Complexity Can Be Streamlined Forbearance Discretionary Forbearance Hardship Forbearance Mandatory Forbearance Medical or Dental Internship Residency Department of Defense Student Loan Repayment Programs National Service Active Military State Duty Student Loan Debt Burden Teacher Loan Forgiveness Mandatory Administrative Forbearance Local or National Emergency Military Mobilization Designated Disaster Area Repayment Accommodation Death Teacher Loan Forgiveness Deferment School (1) School Full-Time (2) School Half-Time (2) Post Enrollment (1) Graduate Fellowship (3) Unemployment Deferment – 2 years (2) Unemployment Deferment – 3 years (1) Economic Hardship (1) Rehabilitation Training Program (3) Military Service (3) Post-Active Duty Student (3) Teacher Shortage(2) Internship/Residency Training (2) Temporary Total Disability (2) Armed Forces or Public Health Services (2) National Oceanic and Atmospheric Administration Corps (2) Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer (2) Parental Leave (2) Mother Entering/Re-entering Work Force (2) Forgiveness Teacher Loan Forgiveness Loan Forgiveness for Service in Areas of National Need Civil Legal Assistance Attorney Student Loan Repayment Program Income Contingent Repayment Plan Forgiveness Income Based Repayment Plan Forgiveness Pay As You Earn Repayment Plan Forgiveness Income Based 2014 Repayment Plan Forgiveness REPAYE Repayment Plan Forgiveness Public Service Loan Forgiveness Repayment plans DL Standard Pre-HERA FFELP/DL Standard Post-HERA (4) DL Graduated Pre-HERA FFELP/DL Graduated Post –HERA (4) DL Extended Pre-HERA FFELP/DL Extended Post-HERA (4) Income-Sensitive Income-Contingent Ver. 1 (5) Income-Contingent Ver. 2 (5) Income-Contingent Ver. 3 Forced Income-Driven Income-Based Pay As You Earn Income-Based 2014 Alternative (6) REPAYE Effective Date Details (1) Limited to FFELP borrowers with all new loans made on or after July 1, 1993; All DL are eligible. (2) Limited to FFELP borrowers with all loans made on or after July 1, 1987 and prior to July 1, 1993; DL eligible if borrower has FFELP loan made during this period. (3) All FFELP and DL loans eligible regardless of disbursement date (4) HERA aligned FFELP and DL repayment plans for loans first entering repayment on or after July 1, 2006. (5) Pre July 1, 1996, ICR plans, the DL borrower can choose between ICR1 - the Formula Amount, or ICR2 – the Capped Amount. (6) The DL borrower can request from 5 alternative repayment plans: Fixed Payment Amount, Fixed Term, Graduated Repayment, Negative Amortization, or Post REPAYE. 2016

Funding & Liquidity

Acquired $3.7 billion of education loans Issued seven FFELP ABS transactions totaling $5.8 billion FFELP ABS spreads improved 23 basis points or 17% from 2016-2 to 2016-7 Issued one Private Education Loan ABS transaction totaling $488 million Issued $1.3 billion of long-term unsecured debt Reduced outstanding unsecured debt by 9% or $1.4 billion 2017 outstanding unsecured maturities reduced from $1.5 billion to $0.7 billion 2018 outstanding unsecured maturities reduced from $2.6 billion to $2.1 billion Returned $956 million to shareholders through share repurchases and dividends Repurchased 17% or 60 million of common shares Maintained a tangible net asset ratio of 1.24x This ratio has remained within our target range of 1.2x to 1.3x for the past five years 2016 Capital Markets Summary The tangible net asset ratio equals GAAP tangible assets less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt

Secured Funding Table Source: J.P. Morgan, ABS volume priced as of December 31, 2016 1Santander includes Drive Auto Receivables Trust (“DRIVE”) and Chrysler Capital Auto Receivables Trust (“CCART”) deals Navient is among the largest issuers of ABS globally, having issued over $280 billion of Private Education and FFELP ABS transactions to date Over $88 billion of securitizations on balance sheet Available capacity under FFELP secured facilities is $2.2 billion Available capacity under Private Education Loan secured facilities is $285 million 2016 Issuance ($mm)1 1 Ford $11,033 Auto / Floorplans 2 AmeriCredit / GM Financial $9,106 Auto / Floorplans 3 Santander2 $8,993 Auto 4 Chase $8,300 Credit Card 5 Nissan $7,712 Auto / Floorplans 6 Navient $6,285 Student Loan 7 Capital One $6,275 Credit Card 8 Honda $5,500 Auto 9 Toyota $5,350 Auto 10 Hyundai $5,094 Auto / Floorplans 11 Ally $5,078 Auto 12 CarMax $4,865 Auto 13 Mercedes-Benz $4,583 Auto / Floorplans 14 Citigroup $3,744 Credit Card 15 Sprint $3,500 Other 16 BMW $3,250 Auto 17 Discover $3,050 Credit Card 18 World Omni $2,787 Credit Card 19 Verizon $2,569 Other – Consumer 20 New Residential $2,507 Other – Servicer Advances

NAVSL 2017-1 NAVSL 2016-7 Pricing Date: Settlement Date: February 8, 2017 February 16, 2017 October 26, 2016 November 3, 2016 Issuance Amount: $1,003M $896M Collateral: US Govt. Guaranteed FFELP Stafford, Plus and Consolidation Loans US Govt. Guaranteed FFELP Stafford, Plus and Consolidation Loans (100% Rehabilitated Loans) Prepayment Speed (1): 6% CPR Stafford / 4% CPR Consolidation 8% CPR Tranching: Class Rating (Moody’s) Amt. ($M) WAL (1) Pricing (2) Class Rating (Moody’s) Amt. ($M) WAL (1) Pricing (2) A1 Aaa $270 1.0 L + 0.40% A Aaa $896 4.9 L + 1.15% A2 Aaa $233 3.4 L + 0.75% A3 Aaa $500 8.3 L + 1.15% Recent FFELP ABS Transactions Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained from the underwriters of these transactions. Actual average life may vary significantly from estimates. Pricing represents the reoffer yield to expected call.

Recent Private Education Loan ABS Transactions Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained from the underwriters of these transactions. Actual average life may vary significantly from estimates. Yield on fixed rate tranches A2A and B for 2016-A and B for 2015-C were 3.95%, 5.72% and 4.03% respectively. NAVSL Trust 2016-A NAVSL Trust 2015-C Pricing Date: Settlement Date: January 28, 2016 February 4, 2016 December 1, 2015 December 10, 2015 Issuance Amount: $488M $359M Collateral: Private Education Loans Private Education Loans Prepayment Speed(1): 4% Constant Prepayment Rate 4% Constant Prepayment Rate Tranching: Class Rating (Moody’s) Amt. ($M) WAL (1) Pricing Class Rating (S&P) Amt. ($M) WAL (1) Pricing (2) A1 Aaa $130 1.0 L + 1.10% A AAA $309 1.6 L + 1.50% A2A Aaa $150 6.6 S + 2.40% B A $50 3.5 S + 2.75% A2B Aaa $150 6.6 L + 2.55% B Aa3 $58 10.9 S + 3.80%

Managing Unsecured Debt Maturities Important to maintain our credit ratings to support ongoing access to the unsecured debt markets Manage tangible net asset ratio to a range of 1.2x to 1.3x 1.24x as of December 31, 2016 Reduced total unsecured maturities by $1.4 billion from a year ago to $13.9 billion through opportunistic debt repurchases and maturities Long Term Conservative Funding Approach The tangible net asset ratio equals GAAP tangible assets less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt

Conservative Unsecured Debt Profile December 31, 2006 December 31, 2010 December 31, 2016 Total Managed Student Loans $142.1 Billion $184.3 Billion $111.1 Billion Unsecured Debt Outstanding $48.7 Billion $20.1 Billion $13.9 Billion Tangible Equity Ratio 1.9% 2.2% 2.5% Tangible Net Asset Ratio 1.06x 1.19x 1.24x Unsecured Debt Rating (F / M / S) A+ / A2 / A BBB- / Ba1 / BBB- BB / Ba3 / B+ The tangible net asset ratio equals GAAP tangible assets less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt

Projected Life of Loan Cash Flows over ~20 Years These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect. Enhancing Cash Flows Education Loan Portfolio Generates Significant Cash Flows Generated $3.6 billion of cash flows in 2016 Reduced unsecured debt by $1.4 billion and returned $1.0 billion to shareholders through share repurchases and dividends in 2016 Acquired $3.7 billion of student loans in 2016 $28.8 billion of estimated future cash flows remain over ~ 20 years Includes ~$11 billion of overcollateralization1 (O/C) to be released from residuals $3.2 billion of unencumbered student loans $1.1 billion of hedged FFELP Loan embedded floor income 1 Includes $1.5B O/C related to six private education ABS trusts securing our private education loan ABS repurchase transactions Projected Life of Loan Cash Flows over ~20 Years $’s in Billions FFELP Cash Flows 12/31/16 Secured Residual (including O/C) $7.3 Floor Income 2.0 Servicing 3.1 Total Secured $12.4 Unencumbered 0.6 Total FFELP Cash Flows $13.0 Private Credit Cash Flows Secured Residual (including O/C) $11.2 Servicing 0.9 Total Secured $12.1 Unencumbered 3.7 Total Private Cash Flows $15.8 Combined Cash Flows before Unsecured Debt $28.8

Total Cash Flows from Projected Excess Spread = $7.3 Billion Total Cash Flows from Projected Servicing Revenues = $3.1 Billion FFELP Cash Flows Highly Predictable Assumptions No Floor Income, CPR/CDR = 4% These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect. *Numbers may not add due to rounding $’s in millions

Secured Cash Flow Note: Totals may not add due to rounding 1 Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps

FFELP ABS

Exercise Optional Servicer Clean-Up Calls: In 2015, Navient exercised cleanup call options related to 12 FFELP ABS trusts totaling $1.1 billion of bonds outstanding. On August 30, 2016, announced the exercise of the optional servicer clean-up call for 2004-4 and 2004-7, causing $175 million of bonds to be paid in full on the October 25, 2016 distribution date. Exercise Optional Servicer Purchases: We amended the servicing agreements for 34 Navient-sponsored FFELP ABS trusts to incorporate a servicer right to purchase trust student loans aggregating up to 10% of the trust’s initial pool balance. In 2016, Navient exercised loan repurchase rights on 10 FFELP ABS trusts totaling $201 million of FFELP loans from those trusts. Amend to Add Revolving Credit Agreements: We amended the administration agreements and indentures for 84 Navient-sponsored FFELP ABS trusts to incorporate a subordinated revolving credit agreement pursuant to which Navient Corporation can provide liquidity financing to the trust. Extend Legal Final Maturity Dates: With the consent of the noteholders, we amended the transaction documents to extend the legal final maturity dates of bonds issued by 36 Navient-sponsored FFELP ABS trusts totaling $10 billion at investors request1. 1 February 8, 2017 Legal Final Maturity Date Update Sponsor Support Activities

Disclosure of Loan Performance Data: Enhanced our quarterly reporting spreadsheets for Navient-sponsored FFELP ABS trusts to provide additional information on: The level of enrollment in the IDR program The payments owed by FFELP loans enrolled in the IDR program The distribution of FFELP loans in deferment status between school deferment and hardship deferment The distribution of FFELP loans in a forbearance status between discretionary forbearance and other types of forbearance Released a FFELP loan repayment data package disclosing performance trends in deferment, forbearance, defaults, prepayments, and income-driven repayment Enhanced Means for Investor Communication: We launched a new online investor forum designed to facilitate communication with investors in Navient-sponsored FFELP ABS. Through this online forum, investors can register to receive notifications regarding their FFELP ABS and can also communicate with Navient and directly with other investors through identity-protected messages Legal Final Maturity Date Update Sponsor Support Activities

Recent FFELP ABS Issuance Characteristics FFELP ABS Transaction Features Collateral Characteristics (1) Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education. Issue size of $500M to $1.0B Denominated in US$ Triple-A rated senior notes make up to 97% of issue structure Floating rate tied to 1 month LIBOR Amortizing tranches with 1 to 15(+) year average lives Navient Solutions, LLC. is master servicer Insurance or guarantee of underlying collateral insulates bondholders from most risk of loss of principal(1) Typically non-dischargeable in bankruptcy Offer significantly higher yields than government agency securities with comparable risk profiles

FFELP Loan Program Characteristics (1) Only on the subsidized portion of the loan (2) Only applies for loans made between July 1, 1987 through January 1, 2000 if cap is reached (3) Aggregate loan limit for a Dependent Undergraduate is $31,000 (4) Repayment Term may be extended through various repayment options including Income Driven Repayment plans and Extended Repayment Note: As of July 1, 2011 Parameter Subsidized Stafford Unsubsidized Stafford PLUS/Grad PLUS Consolidation Borrower Student Student Parents or Graduate Students Student or Parents Needs Based Yes No No N/A Federal Guarantee of Principal and Accrued Interest 97 - 100% 97 - 100% 97 - 100% 97 - 100% Interest Subsidy Payments Yes No No Yes1 Special Allowance Payments (SAP) Yes Yes Yes2 Yes Original Repayment Term4 120 months 120 months 120 months Up to 360 months Aggregate Loan Limit Undergraduate: $23,000 Graduate: $65,500 Undergraduate3: $57,500 Graduate: $138,500 None None

Annualized CPRs for Stafford/PLUS ABS trusts have decreased from pre-2008 levels as incentives for borrowers to consolidate have declined Higher prepayment activity in mid-2012 was related to the short term availability of the Special Direct Consolidation Loan program Prepayments increased beginning in 2014 as assets were purchased from selected transactions to mitigate the risk that certain tranches might remain outstanding past their legal final maturity dates Navient Stafford & PLUS Loan Prepayments *Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

CPRs for Consolidation ABS trusts declined significantly following legislation effective in 2006 that prevented in-school and re-consolidation of a borrowers’ loans Higher prepayment activity in mid-2012 was related to the short term availability of the Special Direct Consolidation Loan program Navient Consolidation Loan Prepayments * Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Private Education Loan ABS

Recent Private Education Loan ABS Issuance Characteristics Private Education Loan ABS Transaction Features Collateral Characteristics Issue size of $250M to $750M Triple-A rated senior notes, Single-A rated subordinated notes 20-40% Triple-A overcollateralization Amortizing tranches with 1 to 10 year average lives Fixed rate or floating rate tied to 1 month LIBOR Complies with European risk retention (5% retention) Navient Solutions, LLC is master servicer Collateralized by loans made to students and parents to fund college tuition, room and board Underwritten using FICO, Custom Scorecard & judgmental criteria w/risk based pricing Up to 80% with cosigners, typically a parent Many seasoned assets benefiting from proven payment history Typically non-dischargeable in bankruptcy

Navient Private Education Loan Programs   Smart Option Undergraduate/Graduate/ Med/Law/MBA Direct-to-Consumer (DTC) Consolidation Career Training Origination Channel School School Direct-to-Consumer Lender School Typical Borrower Student Student Student College Graduates Student Typical Co-signer Parent Parent Parent Parent Parent, Spouse Typical Loan $10k avg orig bal, 10 yr avg term, in-school payments of interest only, $25 or fully deferred $10k avg orig bal, 15 yr term, deferred payments $12k avg orig bal, 15 yr term, deferred payments $43k avg orig bal, 15-30 year term depending on balance, immediate repayment $9k avg orig bal, up to 15 yr term, immediate payments Origination Period March 2009 to April 2014 All history through 2014 2004 through 2008 2006 through 2008 1998 through 2014 Certification and Disbursement School certified and disbursed School certified and disbursed Borrower self-certified, disbursed to borrower Proceeds to lender to pay off loans being consolidated School certified and disbursed Borrower Underwriting FICO, custom credit score model, and judgmental underwriting Primarily FICO Primarily FICO FICO and Debt-to-Income FICO, Debt-to-Income and judgmental underwriting Borrowing Limits $200,000 $100,000 Undergraduate, $150,000 Graduate $130,000 $400,000 Cost of attendance plus up to $6,000 for expenses School UW No No No No Yes Historical Risk-Based Pricing L + 2% to L + 14% P-1.5% to P+7.5% P+1% to P+6.5% P - 0.5% to P + 6.5% P+0% to P+9% L+0% to L+15% L+6% to L+12% L+6.5% to L+14% Dischargeable in Bankruptcy No No No No Yes Additional Characteristics Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs Both Title IV and non-Title IV schools (1) Made to students and parents through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board Signature, Excel, Law, Med and MBA Loan brands Title IV schools only (1) Freshmen must have a co-signer with limited exceptions Co-signer stability test (minimum 3 year repayment history) Terms and underwriting criteria similar to Undergraduate, Graduate, Med/Law/MBA with primary differences being: Marketing channel No school certification Disbursement of proceeds directly to borrower Title IV schools only(1) Freshmen must have a co-signer with limited exceptions Co-signer stability test (minimum 3 year repayment history) Loans made to students and parents to refinance one or more private education loans Student must provide proof of graduation in order to obtain loan Loans made to students and parents to fund non-degree granting secondary education, including community college, part time, technical, trade school and tutorial programs Both Title IV and non-Title IV schools(1) (1) Title IV Institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

Navient Private Education Trusts (1) Assumes Prime/LIBOR spread of 3.00% for all transactions. Summary Information SLM 11-A SLM 11-B SLM 11-C SLM 12-A SLM 12-B SLM 12-C SLM 12-D SLM 12-E SLM 13-A SLM 13-B SLM 13-C SLM 14-A NAV 14-CT NAV 14-A NAV 15-A NAV 15-B NAV 15-C NAV 16-A Bond Amount ($mil) 562 825 721 547 891 1,135 640 976 1,108 1,135 624 676 463 664 689 700 359 488 Initial AAA Enhancement (%) 21% 18% 24% 27% 26% 25% 25% 21% 26% 22% 28% 24% 30% 30% 32% 36% 48% 41% Initial Enhancement (%) 21% 18% 24% 27% 26% 25% 25% 21% 15% 13% 20% 15% 17% 22% 23% 36% 40% 34% Loan Program (%) Signature/Law/MBA/Med 88% 91% 71% 61% 48% 43% 37% 35% 26% 29% 26% 19% 0% 26% 27% 52% 81% 43% Smart Option 0% 0% 10% 20% 30% 40% 45% 48% 63% 63% 64% 63% 0% 50% 51% 0% 0% 29% Consolidation 0% 0% 7% 6% 9% 5% 5% 5% 3% 5% 0% 6% 0% 9% 2% 8% 3% 9% Direct to Consumer 9% 6% 12% 12% 12% 12% 12% 12% 8% 3% 10% 12% 0% 15% 20% 26% 8% 20% Career Training 3% 3% 0% 1% 1% 0% 0% 0% 0% 0% 0% 0% 100% 0% 0% 13% 8% 0% Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% Payment Status (%) School, Grace, Deferment 55% 55% 45% 37% 38% 40% 39% 44% 59% 62% 63% 49% 0% 46% 24% 9% 12% 12% Repayment 43% 43% 52% 60% 60% 57% 59% 54% 39% 36% 36% 50% 99% 53% 68% 89% 85% 84% Forbearance 2% 3% 2% 2% 2% 3% 2% 2% 2% 2% 1% 1% 1% 1% 8% 2% 3% 3% WA Term to Maturity (Mo.) 192 189 182 171 164 151 144 148 144 146 143 150 104 161 155 157 159 165 WA Months in Repayment (Mo.) 8 10 20 20 24 24 26 27 25 29 28 32 80 40 30 68 60 51 % Loans with Cosigner 72% 75% 71% 75% 77% 79% 80% 80% 80% 80% 81% 82% 71% 79% 80% 64% 38% 69% % Loans with No Cosigner 28% 25% 29% 25% 23% 21% 20% 20% 20% 20% 19% 18% 29% 21% 20% 36% 62% 31% WA FICO at Origination 737 736 733 735 736 737 740 733 741 740 740 742 743 739 731 730 625 720 WA Recent FICO at Issuance 723 722 720 724 726 728 730 722 733 734 733 741 726 737 714 726 690 713 WA FICO (Cosigner at Origination) 747 745 744 745 745 745 748 741 751 750 749 750 749 748 738 742 635 731 WA FICO (Cosigner at Rescored) 736 731 734 732 734 735 738 728 745 746 745 750 735 746 724 739 697 725 WA FICO (Borrower at Origination) 709 710 704 705 705 707 710 702 703 702 705 707 728 707 701 704 619 696 WA FICO (Borrower at Rescored) 690 695 688 700 700 702 698 696 683 684 682 701 701 701 672 704 687 685 WA LIBOR Equivalent Margin (1) 7.40% 7.21% 6.37% 6.74% 6.98% 7.14% 7.18% 7.46% 6.63% 6.64% 6.88% 6.60% 7.01% 6.66% 7.38% 5.58% 9.32% 7.15% Navient 2011 - 2016YTD Issuance Program Sallie Mae

Navient Portfolio Transition to Seasoned Collateral Securitized collateral will continue to season given the company transitioned from originations to portfolio acquisition and management Most defaults occur early in repayment; loan performance improves as loans season As of December 2016, the private securitized loan portfolio is approximately 87 months into repayment. At this level of seasoning, approximately 80% of total expected defaults have already occurred Trust Portfolio Average Time in Repayment as of Each Year End

Constant prepayment rates increased in 2007 due to the introduction of Private Education Consolidation loans, then declined following our decision to suspend our consolidation loan program in 2008 Navient Private Education Loan Trusts – Prepayment Analysis

The following cohort default triangles provide loan performance information for certain Private Education Loans of Navient Corporation and its consolidated subsidiaries that such subsidiaries’ securitization criteria (including those criteria listed below): Program types include Undergraduate/Graduate(1), Direct-to-Consumer (“DTC”)(2), Career Training(3) and Private Consolidation Loans FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application and must be at least 640 The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of Navient Corporation and its consolidated subsidiaries as a whole or any particular securitization trust Undergraduate/Graduate loans marketed under the Signature Student Loan brand. Direct-to-Consumer Loans marketed under the Tuition Answer brand. Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools. Cohort Default Triangles

The cohort default triangles featured on subsequent slides are segmented by loan program type, FICO score, cosigner status, and school type Terms and calculations used in the cohort default triangles are defined below: Repayment Year – The calendar year loans entered repayment Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization Years in Repayment – Measured in years between repayment start date and default date. Zero represents defaults that occurred prior to the start of repayment. Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year Defaulted principal includes any interest capitalization that occurred prior to default Defaulted principal is not reduced by any amounts recovered after the loan defaulted Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year Cohort Default Triangles

Cohort Default Triangles Note: Data as of 12/31/16. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. Undergraduate/Graduate(1)

Cohort Default Triangles Undergraduate/Graduate(1) With Co-signer Note: Data as of 12/31/16. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles Undergraduate/Graduate(1) Without Co-signer Note: Data as of 12/31/16. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles Note: Data as of 12/31/16. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. Undergraduate/Graduate(1) Non-Profit

Cohort Default Triangles Note: Data as of 12/31/16. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. Undergraduate/Graduate(1) For-Profit

Cohort Default Triangles Undergraduate/Graduate(1) Loans, FICO 740-850(2) Note: Data as of 12/31/16. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles Undergraduate/Graduate(1) Loans, FICO 700-739(2) Note: Data as of 12/31/16. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles Note: Data as of 12/31/16. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. Undergraduate/Graduate(1) Loans, FICO 670-699(2)

Cohort Default Triangles Note: Data as of 12/31/16. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. Undergraduate/Graduate(1) Loans, FICO 640-669(2)

Cohort Default Triangles Private Consolidation Loans Without Co-signer Private Consolidation Loans With Co-signer Note: Data as of 12/31/16. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles Note: Data as of 12/31/16. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. DTC With Co-signer DTC Without Co-signer

Cohort Default Triangles Note: Data as of 12/31/16. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. DTC Loans, FICO 740-850(1) DTC Loans, FICO 700-739(1)

Cohort Default Triangles Note: Data as of 12/31/16. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. DTC Loans, FICO 670-699(1) DTC Loans, FICO 640-669(1)

Cohort Default Triangles Note: Data as of 12/31/16. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent calendar Year in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. Career Training Loans (1)

Navient Corporation Appendix

GAAP Results (In millions, except per share amounts) Q4 16 Q4 15 2016 2015 Net income $145 $283 $681 $984 EPS $0.48 $0.73 $2.12 $2.58 Operating expenses $246 $235 $951 $918 Provision $102 $120 $429 $581 Average Student Loans $113,151 $125,023 $117,858 $129,224

Correction of an Immaterial Error in Prior Periods Related to FFELP Loan Provision for Loan Losses Quarter Ended Year Ended Year Ended Dollars in Millions Dec. 31, 2015 Dec. 31, 2015 Dec. 31, 2014 Increase to FFELP Loan charge-offs and provision for loan losses1 $5 $20 $19 After-tax reduction to net income from the increase in FFELP Loan provision for loan losses ($3) ($13) ($12) Reduction to diluted EPS from the increase in FFELP Loan provision for loan losses ($0.01) ($0.03) ($0.03) GAAP net income – previously reported $286 $997 $1,149 GAAP net income – revised $283 $984 $1,137 “Core Earnings” net income – previously reported $172 $694 $818 “Core Earnings” net income – revised $169 $681 $806 1 In 2015 and 2014, $20 million and $19 million of FFELP Permanently Uninsured Loans, respectively, were incorrectly classified as a recovery of previously defaulted loans, which understated the net charge-offs and provision for loan losses reported for FFELP Loans. The revised results correct for this error and result in $20 million and $19 million of additional FFELP Loan charge-offs and provision for loan losses being recorded in 2015 and 2014, respectively. There was $66 million of FFELP Permanently Uninsured Loans in years prior to 2014 that were incorrectly classified as a recovery of previously defaulted loans. The impact to each of the periods prior to 2014 was not material. Retained earnings was reduced by $42 million (after tax) as of December 31, 2013 to correct for this error.

Differences between “Core Earnings” and GAAP Quarters Ended Years Ended “Core Earnings” adjustments to GAAP: Dec. 31, 2016 Dec. 31, 2015 Dec. 31, 2016 Dec. 31, 2015 GAAP net income $145 $283 $681 $984 Net impact of derivative accounting (50) (186) (212) (543) Net impact of goodwill and acquired intangible assets 13 5 36 12 Net impact from spin-off of SLM BankCo - - - 32 Net income tax effect 21 67 82 196 Total “Core Earnings” adjustments to GAAP (16) (114) (94) (303) “Core Earnings” net income $129 $169 $587 $681

Investor Relations Website NAVI / SLM student loan trust data (Debt/asset backed securities – NAVI / SLM Student Loan Trusts) Static pool information – detailed portfolio stratifications by trust as of the cutoff date Accrued interest factors Quarterly distribution factors Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust Since issued CPR – monthly CPR data by trust since issuance NAVI / SLM student loan performance by trust – Issue details Current and historical monthly distribution reports Distribution factors Current rates Prospectus for public transactions and Rule 144A transactions are available through underwriters Additional information (Webcasts and presentations) Archived and historical webcasts, transcripts and investor presentations www.navient.com/investors www.navient.com/abs